UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2022

Benessere Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39836	85-3223033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street, Unit 800

Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 467-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Right and three-fourths of one Redeemable Warrant	BENEU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BENE	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common Stock	BENER	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share Class A Common Stock for $11.50 per share	BENEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2022, Benessere Capital Acquisition Corp. (the “Company”) filed an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Extension Amendment”). The Extension Amendment extends the date by which the Company must consummate its initial business combination from July 7, 2022 to January 7, 2023, or such earlier date as determined by the Company’s board of directors (the “Board”).

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 7, 2022, the Company held a special meeting of stockholders (the “Meeting”), which was adjourned until July 8, 2022 to confirm voting results by the inspector of election. At the Meeting, the Company’s stockholders approved the Extension Amendment extending the date by which the Company must consummate its initial business combination from July 7, 2022 to January 7, 2023, or such earlier date as determined by the Board (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,309,593	0	0	0

In connection with the Special Meeting, the Company has extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the extension to 5:00 p.m. Eastern Time on Thursday, July 14, 2022 (the “Redemption Extension”).

Item 8.01.	Other Events

On July 11, 2022, the Company issued a press release announcing that the Company’s stockholders have approved the Extension Amendment and announcing the Redemption Extension.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amendment to Amended and Restated Certificate of Incorporation.

99.1	Press Release dated July 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benessere Capital Acquisition Corp.

Dated: July 11, 2022	By:	/s/ Patrick Orlando
	Name:	Patrick Orlando
	Title:	Chief Executive Officer